UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2026

FS KKR Capital Corp.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Earnings Timing

On October 8, 2026, FS KKR Capital Corp. (the “Company”) announced via press release that it will host a conference call at 9:00 a.m. (Eastern Time) on Thursday, November 5, 2026, to discuss its third quarter 2026 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will make available under the “Events & Presentations” page within the “For Investors” section of the Company’s website (www.fskkrcapitalcorp.com) a presentation containing financial and operating information in advance of its November 5, 2026 conference call.

Distributions

On October 8, 2026, the Company announced via press release that on October 7, 2026, the Company’s Board of Directors declared (i) a regular cash distribution on shares of the Company’s common stock totaling $0.44 per share, which will be paid on or about December 24, 2026 to stockholders of record as of the close of business on December 16, 2026, and (ii) a special cash distribution on shares of the Company’s common stock totaling $0.20 per share, which will be paid on or about December 15, 2026 to stockholders of record as of the close of business on December 1, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1 and/or any information from the Company’s website, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements that are not historical facts, including, without limitation, statements with regard to future events or the future performance or financial condition of the Company, and statements regarding distribution levels and frequency. Words such as “anticipate,” “believe,” “expect,” “intend”, “project” and “future” or similar expressions indicate forward-looking statements, although not all forward-looking statements include these words. These forward-looking statements are not guarantees of performance or events and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results or future events to differ materially from those expressed or forecasted in the forward-looking statements for any reason, including those factors set forth in “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent filings made by the Company under the Exchange Act. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results or future events to differ materially from those projected in these forward-looking statements. Factors that could cause actual results or future events to differ materially include, without limitation, changes in the economy, geo-political risks, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Company’s operating area, and the price at which shares of common stock may trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company has based the forward-looking statements included herein on information available to the Company on the date hereof. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated October 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp.

Date: October 8, 2026	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated October 8, 2026.